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                                               Filed pursuant to Rule 424(b)(3)
                                               Registration No. 33-53173



                     HEALTH AND RETIREMENT PROPERTIES TRUST

                       SUPPLEMENT DATED DECEMBER 12, 1995
               PROSPECTUS DATED JUNE 6, 1994, AS SUPPLEMENTED BY
           PRELIMINARY PROSPECTUS SUPPLEMENT DATED DECEMBER 11, 1995

     The consolidated financial statements of Horizon/CMS at and for the fiscal year ended May 31, 1995, are incorporated in the Prospectus Supplement by reference from Horizon/CMS' Form 10K/A Amendment No. 1, as amended and restated in Item 7 of Horizon/CMS' Current Report on Form 8-K, dated November 21, 1995.